UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 17, 2015

NMI Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36174	45-4914248
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Powell Street, 12th Floor, Emeryville, CA.
(Address of Principal Executive Offices)

94608
(Zip Code)

(855) 530-6642
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On April 17, 2015, NMI Holdings, Inc. issued a news release regarding the Federal Housing Finance Agency's publication of final Private Mortgage Insurer Eligibility Requirements.  A copy of the news release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description
99.1*	NMI Holdings, Inc. News Release dated April 17, 2015.

*  Furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NMI Holdings, Inc.
(Registrant)

Date: April 20, 2015	By: /s/ Nicole C. Sanchez
Nicole C. Sanchez
VP, Assistant General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1*	NMI Holdings, Inc. News Release dated April 17, 2015.

*  Furnished herewith